EXHIBIT 99.302CERT

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, George C.W. Gatch, certify that:

1.               I have reviewed this report on Form N-Q of  the JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund, JPMorgan Capital Growth Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Value Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Contrarian Fund and JPMorgan Intrepid Value Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.               Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.               The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:

a)              Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)             Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)              Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)             Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Funds’ internal control over financial reporting; and

5.               The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)              All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)             Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: March 17, 2006	By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer

CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940

I, Stephanie J. Dorsey, certify that:

1.               I have reviewed this report on Form N-Q of  the JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund, JPMorgan Capital Growth Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Value Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Contrarian Fund and JPMorgan Intrepid Value Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.               Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the Funds as of the end of the fiscal quarter for which the report is filed;

4.               The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Funds and have:

a)              Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,  to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)             Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)              Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d)             Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Funds’ internal control over financial reporting; and

5.               The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)              All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)             Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: March 17, 2006	By:	/s/ Stephanie Dorsey
Stephanie Dorsey
Treasurer and Principal Financial Officer